Exhibit 10.60

April 26, 2024

SPAR Marketing Force, Inc. SPAR Canada Company 333 Westchester Avenue South Building, Suite 204

White Plains, New York 10604 Attn:         Chief Financial Officer

Re: NORTH MILL CAPITAL LLC, a Delaware limited liability company (Lender), SPAR MARKETING FORCE, INC., a Nevada corporation (US Borrower), SPAR CANADA COMPANY, an unlimited company organized under the laws of Nova Scotia (Canadian Borrower), and each of SPAR GROUP, INC., a Delaware corporation, SPAR ACQUISITION, INC., a Nevada corporation, SPAR CANADA, INC., a Nevada corporation, SPAR TRADEMARKS, INC., a Nevada corporation, and SPAR ASSEMBLY & INSTALLATION, INC., a Nevada corporation (each as a Guarantor) (as amended, modified, supplemented, substituted, extended or renewed from time to time, the "Loan Agreement")

Ladies and Gentlemen:

We refer you to the above Loan Agreement. Capitalized terms used in this letter agreement, but not defined herein, shall have the same meanings ascribed to such terms in the Loan Agreement.

Pursuant to Section 7.1(b)(ii) of the Loan Agreement, US Borrower is forbidden to incur any indebtedness without Lender's prior written consent, other than as otherwise permitted in the Loan Agreement.

Lender understands that US Borrower will be purchasing the 49% interest in the shares and membership interest of each of Resource Plus of North Florida, Inc., Mobex of North Florida, Inc. and Leasex, LLC from Richard Justice, the current owner. Upon completion of this acquisition, US Borrower will own 100% of those three entities. The purchase price for the acquisition of these shares is $3 million dollars payable over five years as follows: $250,000 at closing, $250,000 on the date that is 6 months from the closing date, and $500,000 on each June 30 thereafter. The terms of acquisition are set forth in the securities purchase agreement, promissory note, securities pledge and escrow agreement and guaranty a attached hereto as Exhibit A (collectively, the “Purchase Agreement”).

By their signature below, the undersigned represent to Lender that i) Exhibit A is a true and accurate copy of the Purchase Agreement, and ii) reaffirms to Lender that all of their respective obligations under the Loan Agreement remain outstanding without defense, offset or counterclaim or claim of any kind.

Based on the foregoing confirmation, Lender consents to US Borrower executing the Purchase Agreement and incurring the indebtedness associated thereto and waives any default caused by Borrower executing the Purchase Agreement and incurring such indebtedness and the granting of a lien on the shares acquired under the Purchase Agreement.

Further, in consideration of our approval Borrower shall, contemporaneous with the execution hereof, pay to Lender an approval fee of Five Thousand Dollars ($5,000), plus the legal fees charged by our in-house counsel for the preparation of this letter agreement.

This letter agreement shall be considered a supplement to, and part of, the Loan Agreement. Capitalized terms not defined herein shall have the same meaning ascribed to such terms in the Loan Agreement. This letter agreement shall not constitute a waiver of any Event of Default, if any so exists. Except as herein set forth the Loan Agreement shall remain in full force and effect.

NORTH MILL CAPITAL LLC

By:                   Name: Beatriz Hernandez

Title:         Executive Vice President

Agreed to:

SPAR MARKETING FORCE, INC., a Nevada corporation, as US Borrower

By:                   Name: Michael Matacunas

Title:         CEO

SPAR CANADA COMPANY, an unlimited company organized under the laws of Nova Scotia, as Canadian Borrower

By:                   Name: Michael Matacunas

Title:         CEO

SPAR GROUP, INC., a Delaware corporation, as a Guarantor

By:                   Name: Michael Matacunas

Title:         CEO

SPAR ACQUISITION, INC., a Nevada corporation, as a Guarantor

By:                   Name: Michael Matacunas

Title:         CEO [Signatures continued on next page]

SPAR CANADA, INC., a Nevada corporation, as a Guarantor

By:                   Name: Michael Matacunas

Title:         CEO

SPAR TRADEMARKS, INC., a Nevada corporation, as a Guarantor

By:                   Name: Michael Matacunas

Title:         CEO

SPAR ASSEMBLY & INSTALLATION, INC., a

Nevada corporation, as a Guarantor

By:                   Name: Michael Matacunas

Title:         CEO

Exhibit A Purchase Agreement